UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2025 (November 21, 2025)

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2025,NextTrip, Inc., a Nevada corporation ( the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Charcoal Investments Ltd.(the “Purchaser”) pursuant to which the Company issued and sold to Purchaser 333,334 restricted shares of the Company’s Common Stock (the “Purchased Shares”) and Warrants ( the “Warrants”) to purchase 166,667 shares of the Company’s Common Stock for an aggregate purchase price of $1,000,000. The Warrants are for a term of three years with an exercise of $3.00 per share. The Warrants may be exercised on a cashless basis.

The Purchase Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Company intends to use the net proceeds from the sale of the Purchased Shares and Warrants as working capital and for general corporate purposes.

The foregoing summary of the Purchase Agreement and Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the form of such documents attached as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K (this “Current Report”), which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Purchased Shares is hereby incorporated herein by reference.

The sale of the Purchased Shares and Warrants was consummated on November 21,2025. The Purchased Shares, the Warrants and the shares issuable pursuant to the exercise of the Warrants issued by the Company (the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the Purchaser in a transaction exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Securities constitute, and the shares of Company common stock underlying the Warrants, when issued upon exercise of the Warrants, will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Warrant
10.1	Securities Purchase Agreement.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	November 28, 2025	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

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